UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2005

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Stock Option Awards to Non-Employee Directors

On August 10, 2005, the Management Development and Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Corporation authorized, pursuant to the Corporation’s 2004 Non-Employee Directors’ Stock Incentive Plan, a grant of 2,750 stock options to each of its non-employee directors. The stock options were granted using the form of grant letter attached hereto as Exhibit 10.1 and incorporated herein by reference.

2003 Stock Incentive Plan, as Amended and Restated

In connection with the granting of stock appreciation rights to key employees of the Corporation, on August 10, 2005, the Compensation Committee approved amending and restating the Corporation’s 2003 Stock Incentive Plan to facilitate the granting of these types of awards and to make other clarifying changes. It was confirmed with the New York Stock Exchange that these amendments were not material revisions to the Plan requiring shareholder approval. The Corporation’s 2003 Stock Incentive Plan, as amended and restated, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Stock Option Awards with Tandem Stock Appreciation Rights to Executive Officers

On August 10, 2005, the Compensation Committee, pursuant to the Corporation’s 2003 Stock Incentive Plan, as amended and restated, authorized a grant of stock options with tandem stock appreciation rights to each of its executive officers including the named executive officers listed below:

Named Executive Officer	Number of Shares Underlying Stock Options with Tandem SARs
Donald E. Washkewicz	101,500
Nickolas W. Vande Steeg	43,500
John D. Myslenski	34,500
Timothy K. Pistell	24,500
Robert P. Barker	17,000

The stock options with tandem stock appreciation rights were granted using the form of grant letter attached hereto as Exhibit 10.3 and incorporated herein by reference.

Officer’s Life Insurance Plan

On August 10, 2005, the Compensation Committee approved the Officer’s Life Insurance Plan which provides pre- and post- retirement life insurance death benefits for executive officers including the named executive officers listed above. Under the terms of the Plan, each executive officer who elects to participate in the Plan is the owner of a life insurance policy. The Corporation funds the life insurance policy through bonus payments to the executive officer to cover life insurance premiums. The plan is designed to provide a death benefit of 3 times base pay for active executive officers and a death benefit of 2 times final pay for retired executive officers (assuming retirement at age 65). In order for an executive officer, including the named executive officers listed above, to participate in the Plan he/she must sign (i) an agreement terminating his/her participation in the Executive Life Insurance Plan; and (ii) an Application for Life Insurance in the form prescribed by the insurer.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Form of Grant Letter for Stock Options for Non-Employee Directors.

10.2	Parker-Hannifin Corporation 2003 Stock Incentive Plan, as amended and restated.

10.3	Form of Grant Letter for Stock Options with Tandem Stock Appreciation Rights for Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ N. W. Vande Steeg
Nickolas W. Vande Steeg
President and Chief Operating Officer

Date: August 16, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Grant Letter for Stock Options for Non-Employee Directors.

10.2	Parker-Hannifin Corporation 2003 Stock Incentive Plan, as amended and restated.

10.3	Form of Grant Letter for Stock Options with Tandem Stock Appreciation Rights for Executive Officers.